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CounterPath Announces Closing of Private Placement

VANCOUVER, BC, Canada — January 24, 2018 — CounterPath Corporation (“CounterPath” or the “Company”) (NASDAQ: CPAH) (TSX: PATH), a global provider of award-winning, over-the-top (OTT) Unified Communications (UC) solutions for enterprises and carriers, announced today the closing of a non-brokered private placement of 427,500 shares of common stock (each, a “Share”) of the Company at a price of US$4.01 for gross proceeds of US$1,714,275 (the “Offering”).

The net proceeds from the Offering will be used to (1) expand sales and business development resources; (2) fund development for integration of the Company’s UC solutions with other enterprise applications; and (3) for general corporate purposes.

Wesley Clover International Corporation, the Company’s largest shareholder, and KMB Trac Two Holdings Ltd. (“KMB”), the Company’s second largest shareholder, subscribed for an aggregate of 250,000 Shares. The Offering constituted a related party transaction under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The issuance to the insiders is exempt from the formal valuation and minority shareholder approval requirements of MI 61-101 because neither the fair market value of the subject matter of the transaction nor the consideration paid exceeded 25% of the Company's market capitalization. As the Offering is a related party transaction and was announced less than 21 days before its closing, MI 61-101 requires the Company to explain why the shorter period was reasonable or necessary in the circumstances. In the view of the Company it was necessary to immediately close the Offering and therefore, such shorter period was reasonable and necessary in the circumstances to improve the Company’s financial position.

All of the securities issued by the Company in connection with the Offering will be subject to a hold period expiring on May 25, 2018 under Canadian securities laws and a hold period under United States securities laws. None of the securities to be issued will be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), and none of them may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the 1933 Act. This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the securities in any state where such offer, solicitation, or sale would be unlawful.

Early Warning Disclosure

Wesley Clover International Corporation (“Wesley Clover”), located at 390 March Road, Suite 110, Kanata, Ontario, Canada K2K 0G7, purchased 125,000 Shares issued pursuant to the Offering for aggregate consideration of US$501,250 in reliance on the prospectus exemption contained in section 2.10 of National Instrument 45-106 Prospectus Exemptions. Wesley Clover acquired the Shares for investment purposes. Dr. Terence H. Matthews, with a business address of 390 March Road, Suite 110, Kanata, Ontario, Canada K2K 0G7, owns 99.9999% of the issued and outstanding voting shares of Wesley Clover.

The Shares acquired by Wesley Clover pursuant to the Offering represent 2.3% of the Shares of the Company outstanding as of January 24, 2018 before completion of the Offering.

Following the acquisition by Wesley Clover, Wesley Clover owns 1,562,850 Shares on a fully diluted basis, including 56,189 Shares that may be acquired on the conversion of deferred share units (each, a “DSU”) of the Company (which DSU’s are held directly by Dr. Matthews).

CounterPath Announces Private Placement

The 1,562,850 Shares represent 26.1% of the Shares outstanding as of January 24, 2018 following completion of the Offering on a fully diluted basis, which includes 56,189 Shares that may be acquired on the conversion of DSUs.

Wesley Clover acquired the Shares of the Company for investment purposes. Wesley Clover intends to monitor the business and affairs of the Company, including its financial performance, and depending upon these factors, market conditions and other factors, Wesley Clover may acquire additional securities of the Company as it deems appropriate. Alternatively, Wesley Clover may dispose of some or all of the Shares in privately negotiated transactions or otherwise.

KMB, located at 3540 Morgan Creek Way, Surrey, British Columbia, Canada V3Z 0J7, purchased 125,000 Shares issued pursuant to the Offering for aggregate consideration of US$501,250 in reliance on the prospectus exemption contained in section 2.10 of National Instrument 45-106 Prospectus Exemptions. KMB acquired the Shares for investment purposes. Karen Bruk is the sole shareholder of KMB. Karen Bruk also holds 95,800 Shares of the Company. Karen Bruk and Steven Bruk, Karen Bruk’s spouse, exercise shared investment power over the Shares of the Company held by Karen Bruk and KMB. Steven Bruk is the legal and beneficial owner of 58,647 Shares.

The Shares acquired by KMB pursuant to the Offering represent 2.3% of the Shares of the Company outstanding as of January 24, 2018 before completion of the Offering. Following the acquisition by KMB, KMB owns 1,141,753 Shares, including 95,800 Shares held directly by Karen Bruk. The 1,141,753 Shares represent 19.3% of the Shares outstanding as of January 24, 2018 following completion of the Offering. Including the 73,247 Shares held by Steven Bruk and 6,746 Shares that may be acquired on the conversion of DSUs held by Steven Bruk, the 1,221,746 Shares represent 20.6% of the Shares outstanding as of January 24, 2018 following completion of the Offering on a fully diluted basis.

KMB acquired the Shares of the Company for investment purposes. KMB intends to monitor the business and affairs of the Company, including its financial performance, and depending upon these factors, market conditions and other factors, KMB may acquire additional securities of the Company as it deems appropriate. Alternatively, KMB may dispose of some or all of the Shares in privately negotiated transactions or otherwise.

An early warning report in respect of the purchases by each of Wesley Clover and KMB will be filed with the relevant Canadian securities regulatory authorities. A copy of such reports may be obtained from SEDAR at www.sedar.com or by contacting David Karp at 604-628-9364.

About CounterPath

CounterPath Unified Communications solutions are changing the face of telecommunications. An industry and user favorite, Bria softphones for desktop, tablet and mobile devices, together with Stretto Platform™ server solutions, enable operators, OEMs and enterprises large and small around the globe to offer a seamless and unified over-the-top (OTT) communications experience across both fixed and mobile networks. The Bria and Stretto combination enables an improved user experience as an overlay to the most popular UC and IMS telephony and applications servers on the market today. Standards-based, cost-effective and reliable, CounterPath’s award-winning solutions power the voice and video calling, messaging, and presence offerings of customers such as AT&T, Avaya, BroadSoft, BT, Cisco Systems, GENBAND, Metaswitch Networks, Mitel, NEC, Network Norway, Nokia, Rogers and Verizon.

Visit www.counterpath.com.

Contacts:
David Karp
Chief Financial Officer
Email: dkarp@counterpath.com

CounterPath Announces Private Placement

Tel: (604) 628-9364

Forward-looking Statements

This news release contains "forward-looking statements". Statements in this news release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, outlook, expectations or intentions regarding the future such as the following: the net proceeds from the Offering will be used to (1) expand sales and business development resources; (2) fund development for integration of the Company’s UC solutions with other enterprise applications; and (3) for general corporate purposes.

The forward-looking statements involve risks and uncertainties. It is important to note that actual outcomes and the Company’s actual results could differ materially from those in such forward-looking statements. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others: (1) the variability in CounterPath’s sales from reporting period to reporting period due to extended sales cycles as a result of selling CounterPath’s products through channel partners or the length of time of deployment of CounterPath’s products by its customers; (2) the Company’s ability to manage its operating expenses, which may adversely affect its financial condition; (3) the Company’s ability to remain competitive as other better financed competitors develop and release competitive products; (4) a decline in the Company’s stock price or insufficient investor interest in the Company’s securities which may impact the Company’s ability to raise additional financing as required or may cause the Company to be delisted from a stock exchange on which its common stock trades; (5) the impact of intellectual property litigation that could materially and adversely affect CounterPath’s business; (6) the success by the Company of the sales of its current and new products; (7) the impact of technology changes on the Company’s products and industry; (8) the failure to develop new and innovative products using the Company’s technologies; and (9) the potential dilution to shareholders or overhang on the Company’s share price of its outstanding stock options. Readers should also refer to the risk disclosures outlined in the Company’s quarterly reports on Form 10-Q, annual reports on Form 10-K and other disclosure documents filed from time-to-time with the Securities and Exchange Commission at www.sec.gov and the Company’s interim and annual filings and other disclosure documents filed from time-to-time on SEDAR at www.sedar.com. Subject to applicable law, the Company disclaims any obligation to update these forward-looking statements.